Exhibit 4

WARNER CHILCOTT LIMITED

The Company will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	____________	Custodian	____________
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act ____________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

_____________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE I7Ad-15.

CLASS A COMMON STOCK

WCRX

INCORPORATED UNDER THE LAWS OF BERMUDA

# WARNER CHILCOTT

CLASS A COMMON STOCK

## WARNER CHILCOTT LIMITED

CUSIP G9435N 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

SPECIMEN

This Certifies that

is the registered holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

WARNER CHILCOTT LIMITED

CERTIFICATE OF STOCK

*(hereinafter called the "Company") transferable on the books of the Company by the holder hereof in [illegible] by duly authorized attorney, upon [illegible] of this certificate properly endorsed. This certificate is not [illegible] countersigned by the Transfer Agent and registered by the Registrar.*

*Witness the seal of the Company and the signatures of its duly authorized officers.*

*Dated*

CORPORATE SECRETARY

WARNER CHILCOTT LIMITED BERMUDA 2004

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND BRANCH REGISTRAR
BY

AUTHORIZED SIGNATURE